Exhibit 10.46

Supplemental Agreement No. 21

to

Purchase Agreement No. 2910

between

THE BOEING COMPANY

and

GAC Inc.

Relating to Boeing Model 737-8EH Aircraft

            THIS SUPPLEMENTAL AGREEMENT, entered into as of the _________ day of ____________________ 2012, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC Inc., a company organized under the laws of the Cayman Islands (Buyer);

W I  T  N  E  S  S  E  T  H:

            WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated 17 May 2004, as amended and supplemented (the Agreement) relating to the purchase and sale of fifteen (15) Boeing Model 737-8EH aircraft; and

Whereas, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement, and

            WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate Buyer’s decision to move [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] firmly contracted Aircraft delivery positions from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to now be delivered in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and to exercise [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] existing Option Aircraft delivery positions in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], all to be incorporated in the new Table 14 and;

PA2910 1 GOT SA-21

WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate Buyer’s decision to exercise [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Option Aircraft from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], further [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will also be moved from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1.         Table of Contents.

Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 21 (SA-21) into the Purchase Agreement.

2.         Tables.

            2.1       Remove and replace Table 5 to Purchase Agreement No. 2910, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 5 (attached hereto) in order to incorporate Customer and Boeing agreement to move [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]Aircraft from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to a new Table 14 (attached hereto).

2.2       Remove Table 8 from Purchase Agreement No. 2910, Aircraft Delivery, Description, Price and Advance Payments, in order to incorporate Customer and Boeing agreement to move [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

PA2910 2 GOT SA-21

            2.3       Remove Table 9 from Purchase Agreement No. 2910, Aircraft Delivery, Description, Price and Advance Payments, in order to incorporate Customer and Boeing agreement to move [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

            2.4       Add the new Table 14 to Purchase Agreement No. 2910, Aircraft Delivery, Description, Price and Advance Payments, (attached hereto) in order to incorporate Customer and Boeing agreement to move the delivery positions of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft from Table 5 to this new Table 14, and the inclusion of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Option Aircraft from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to now become firmly contracted Aircraft.

3.         Exhibits.

3.1       Add the new Exhibit A-7, Model 737-800 Aircraft Configuration – Table 14 Aircraft , (attached hereto) in order to incorporate the configuration detail elements in July 2011 prices that are applicable to the Aircraft in the new Table 14.

3.2       Remove and replace the Supplemental Exhibit No. BFE1, Buyer Furnished Equipment Variables, with a new Supplemental Exhibit No. BFE1 (attached hereto) in order to incorporate the delivery position deletions from Table 5, Table 8, and Table 9 also to add the new aircraft delivery positions described in the new Table 14.

4.         Letter Agreements.

            4.1       Remove and replace the Letter Agreement No. 6-1162-DME-0707R1, Advance Payment Matters, with the new Letter Agreement No. 6-1162-DME-0707R2 (attached hereto) in order to include (i) the new Reference (b) Purchase Agreement No. PA-3780 under Article 4 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], (ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and (iii) to add the new article 6 regarding payment terms and conditions.

PA2910 3 GOT SA-21

            4.2       Remove and replace page 1 and page 2 of the Letter Agreement No.
6-1162-DME-1104, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Program, with a new page 1 and page 2 (attached hereto) in order to include the Table 14 aircraft within the terms and conditions of this letter agreement.

            4.3       Remove and replace page 1 and page 2 of the Letter Agreement No.
6-1162-DME-1106R1, Aircraft Model Substitution, with a new page 1 and page 2 (attached hereto) in order to include the Table 14 aircraft within the terms and conditions of this letter agreement and to reformat paragraph headings.

            4.4       Incorporate by reference the previously agreed by Boeing and Customer Letter Agreement No. 6-1162-DME-1274, Option Aircraft, the terms and conditions of which have hereby been superseded with the effect of this SA-21 such that the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Option Aircraft now have become firmly contracted Table 14 Aircraft and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Option Aircraft have been moved to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft.

            4.5       Add the new Letter Agreement No. 6-1167-DME-1339, Special Matters – Table 14 Aircraft, (attached hereto) in order to incorporate Buyer and Boeing’s understanding and agreement concerning certain special business terms and conditions concerning the movement of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft from Table 5, into the new Table 14, and the inclusion of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]Option Aircraft from Letter Agreement No. 6-1162-DME-1274, Option Aircraft, which have now become firmly contracted Aircraft under Table 14.

4.6       Add the new Letter Agreement No. GOT-PA-02910-LA-1209208, Special Considerations Addressing Current Fleet [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], (attached hereto) in order to incorporate Buyer and Boeing’s understanding and agreement concerning certain special business terms and conditions concerning [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft.

PA2910 4 GOT SA-21

5.         Definitive Agreement Payment

With the creation of Table 14, a Definitive Agreement top up payment of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is due within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] business days of signing of this Supplemental Agreement 21.

PA2910 5 GOT SA-21

6.         Confidential Treatment.

Customer and Boeing each understands that certain commercial and financial information contained in this Supplemental Agreement are considered by both Customer and Boeing as confidential.  Customer and Boeing agree that each will treat this Supplemental Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any other person or entity.

                        ________________________________________

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect.  In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

GAC INC.

By _________________________      By _________________________

Its                                                         Its

Witness                                                Witness

PA2910 6 GOT SA-21

TABLE OF CONTENTS
Supplemental Agreement NUMBER
ARTICLES

	1.	Quantity, Model and Description
	2.	Delivery Schedule
	3.	Price
	4.	Payment
	5.	Miscellaneous

TABLE

Aircraft Information Table 1 (Block 1 aircraft)

Aircraft Information Table 2 (Block 2 aircraft)

Aircraft Information Table 2-A (Block 2-A aircraft)

Aircraft Information Table 3 (Block 3 aircraft)

Aircraft Information Table 4 (Block 4 aircraft)

Aircraft Information Table 5 (Block 5 aircraft)

Aircraft Information Table 6 (Block 6 aircraft)

Aircraft Information Table 7 (Block 7 aircraft)

~~Aircraft Information Table 8 (Block 8 aircraft)~~ Deleted

~~Aircraft Information Table 9 (Block 9 aircraft~~) Deleted

Aircraft Information Table 10 (Block 10 aircraft)

Aircraft Information Table 11 (Block 11 aircraft)

Aircraft Information Table 12 (Block 12 aircraft)

Aircraft Information Table 13 (Block 13 aircraft)

Aircraft Information Table 14 (Block 14 aircraft)

SA-13 SA-19 SA-19 SA-11 SA-19 SA-21 SA-19 SA-14 SA-21 SA-21 SA-19 SA-19 SA-18 SA-19 SA-21

EXHIBIT

A.	A. A-1. A-2. A-3. A-4. A-5. A-6. A-7.

Aircraft Configuration – Block 1 & 2

Aircraft Configuration – Block 2-A

Aircraft Configuration – Block 3 & 4

Aircraft Configuration – Table 7 (737-700)

Aircraft Configuration – Block 5 & 6

Aircraft Configuration – Block 8 – 11 & Block 13

Baseline 737-700 Aircraft Configuration – Table 12

Baseline 737-800 Aircraft Configuration – Table 14

SA-19 SA-19 SA-19 SA-14 SA-19 SA-19 SA-18 SA-21

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

	AE1. BFE1. CS1.	Escalation Adjustment/Airframe and Optional Features BFE Variables Customer Support Variables	SA-5 SA-21
	EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
	SLP1.	Service Life Policy Components

PA2910 SA-21	i	GOT

Supplemental
LETTER AGREEMENTS		Agreement
NUMBER

2910-01	Customer Software
2910-02	Spares – Flight Crew Training Spare Parts Support
2910-03	Spares – Initial Provisioning
6-1162-DME-0706R4 6-1162-DME-0707R1 6-1162-DME-0708 6-1162-DME-0710 6-1162-DME-0711 6-1162-DME-0712 6-1162-DME-0713 6-1162-DME-0714 6-1162-DME-0824R2 6-1162-DME-0825 6-1162-DME-0841

Purchase Rights

Advance Payment Matters

Technical Matters

Performance Guarantees (YK721-YK769)

Promotional Support

Special Matters (canceled & superseded)

Tailored Weight Program

Demonstration Flight Waiver

Special Matters - Table 1-7 Aircraft

Market Risk - Escalation

Certain 2006 Aircraft Deliveries –

SA-19 SA-21 SA-10 SA-5 SA-18 SA-18
	Advance Payment Matters	SA-7
6-1162-DME-0867	Short-Term Payment Deferral - Signing of SA-7	SA-7
6-1162- DME-1104	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO
	A REQUEST FOR CONFIDENTIAL TREATMENT]Escalation Program	SA-21
6-1162- DME-1106R1	Substitution of Model 737-800 Aircraft into
	Model 737-700 Aircraft	SA-21
6-1162- DME-1107 6-1162-DME-1111R1	Promotional Support Agreement - Varig SA-13 - Delayed Advance Payment	SA-18
	Due upon Execution	SA-14
6-1162- DME-1152	Aircraft Performance Guarantees – Model 737-700	SA-15
(YN261 and follow-on model 737-700 aircraft)
6-1162- DME-1153	Aircraft Performance Guarantees – Model 737-800	SA-15
(YK770 and follow-on model 737-800 aircraft)
6-1162- DME-1162	Special Matters – Table 8-11 & Table 13 Aircraft	SA-19
6-1162- DME-1164	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
	TREATMENT]	SA-15
6-1162- DME-1185 6-1162- DME-1213 6-1162- DME-1250	Delayed Delivery of 2010 Aircraft to 2016 Special Matters – Table 12 Aircraft Certain Special Matters – Table 13 Aircraft	SA-16 SA-18 SA-19
6-1162- DME-1271	Substitution of Model 737-[CONFIDENTIAL PORTION
OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft into
Model 737-[CONFIDENTIAL PORTION OMITTED AND
FILED SEPARATELY WITH THE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
	TREATMENT] Aircraft	SA-20
6-1162- DME-1272 6-1162-DME-1274	Special Matters – Table 5 Aircraft Substitution Option Aircraft	SA-20 SA-21

PA2910 SA-21	ii	GOT

6-1167- DME-1339 GOT-PA-02910-LA-1209208	Special Matters – Table 14 Aircraft Special Considerations Addressing Current Fleet	SA-21
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO
	A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-21

PA2910 SA-21	iii	GOT

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	16	July	2004
SA-2	20	January	2005
SA-3	07	March	2005
SA-4	24	March	2005
SA-5	25	July	2005
SA-6	26	August	2005
SA-7	18	November	2005
SA-8	17	February	2006
SA-9	13	March	2006
SA-10	19	October	2006
SA-11	24	October	2006
SA-12	28	February	2007
SA-13	17	December	2007
SA-14	29	September	2008
SA-15	30	April	2009
SA-16	24	September	2009
SA-17	28	October	2009
SA-18	08	July	2010
SA-19	17	September	2010
SA-20	11	February	2011
SA-21	__	________	2012

PA2910 SA-21	iv	GOT

6-1162-DME-0707R2

GAC Inc.

Rua Gomes de Carvalho 1629

Sao Paulo SP Brazil

04547-006

Subject:           Advance Payment Matters

Reference:       (a)        Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8EH aircraft (the 737-800 Aircraft)

                        (b)       Purchase Agreement No. PA-3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer and Boeing have reached agreement regarding certain modifications to the Agreement as set forth below:

1.         Advance Payment Schedule:

Notwithstanding the advance payment schedule set forth in Table 1 of the Purchase Agreement, Boeing agrees that Customer may make Advance Payments for the Aircraft, in accordance with the schedule below described, subject to the terms and conditions further described herein:

             [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.         Deferral Charges on Deferred Advance Payments:

            The foregoing advance payment schedule constitutes a deferral of certain amounts due Boeing pursuant to the advance payment schedule as set forth in Table 1 of the Purchase Agreement.  Accordingly, Customer shall pay deferral charges to Boeing on all such deferred amounts of the advance payments for the Aircraft, as described herein.

P.A. No. 2910 SA-21	GOT

Letter Agreement No. 6-1162-DME-0707R2
GAC Inc.                                                                                        Page  2

Interest will be calculated and paid on the deferred advance payments.  Interest on the deferred advance payments will accrue at an annual rate equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  This deferral charge will be calculated on a 365/366 day year.

Deferral charge payments will be due on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and will be computed on the basis of the actual number of elapsed days for the period commencing on the date such deferred amounts would have been due and terminating on the date of delivery of the designated Aircraft.

Further to the above, following the calculation method stated above, all such [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] deferral charge payments shall be further deferred such that all deferral charge payments for all of the designated Aircraft will be made at the time of each such designated Aircraft delivery.  Any remaining unpaid deferral charge payments for such Aircraft are due and payable at the delivery of the designated Aircraft.

3.         Re-Scheduling of Aircraft:

In the event of a re-schedule, to a later delivery position, of any of the Aircraft under the terms of the Agreement, Boeing will recalculate the amount of advance payments and deferral charges due from Customer under the above described deferred Advance Payment Schedule after giving effect to such re-scheduling and, without interest, refund to Customer within 5 business days any amounts held by Boeing in excess of such recalculated amounts.

In the event of a re-schedule, except as provided for in Article 2 of the Purchase Agreement, to an earlier delivery position, of any of the Aircraft under the terms of the Agreement, Boeing will recalculate the amount of advance payments due from Customer under the above described deferred Advance Payment Schedule after giving effect to such re-scheduling and Customer will make immediate payment to Boeing of any amounts due within 5 business days, without any additional interest or other charges, as a result of such recalculated amounts applicable to such accelerated delivery position.

P.A. No. 2910 SA-21	GOT

Letter Agreement No. 6-1162-DME-0707R2
GAC Inc.                                                                                        Page  3

In the event that previously paid advance payments are to be returned to Customer pursuant to the contract termination terms and conditions of the Aircraft General Terms Agreement or Purchase Agreement, any accrued but unpaid advance payment deferral charges will be removed and cancelled.

4.         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.         Set-Off Rights

Customer agrees that in the event of a default of its obligations under any purchase agreement with Boeing or any agreement with any Boeing subsidiary or affiliate, Boeing may apply any or all advance payments, or other payments made by Customer with respect to an aircraft or any other Boeing product to cure, in part or in whole, any default with respect to any other aircraft or Boeing product or with respect to any other obligation under any such Boeing purchase agreement or any such agreement with another Boeing subsidiary or affiliate. In the event that Boeing sets off against, or otherwise exercises rights against any such payments made by Customer, and applies any such amounts to any obligations owed by Customer to Boeing, its subsidiaries or affiliates, Boeing will be entitled, after such application, to require Customer to replace within ten days the amount so applied such that the total amount of advance payments would be restored to the aggregate total amount of advance payments due and owing under the Purchase Agreement as of the date of application of such amounts.

6.         Payments

Payments due upon reaching a Definitive Agreement are to be received by Boeing within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] business days of the signing of such agreement, or supplemental agreement.  All of the other periodic advance payments described in the payment schedule(s) as set forth above are each due on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Any payments received later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] business days after its due date will be subject to a late payment interest charge calculated on the basis of a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] annual rate.  Late payment interest charges will accrue further interest charges until paid, with any unpaid such late payment interest charges to be included in the final delivery invoice for the respective aircraft.

P.A. No. 2910 SA-21	GOT

Letter Agreement No. 6-1162-DME-0707R2
GAC Inc.                                                                                        Page  4

7.         Confidential Treatment:

The Parties understand that certain commercial and financial information contained in this Letter Agreement and attachments hereto are considered by Boeing as confidential.  The Parties agree that it will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

                        _____________________________________

P.A. No. 2910 SA-21	GOT

Letter Agreement No. 6-1162-DME-0707R2
GAC Inc.                                                                                        Page  5

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By _________________________    By _________________________

Its                                                         Its

Witness                                                Witness

P.A. No. 2910 SA-21	GOT

6-1162-DME-1104

GAC, Inc.

Praça Comandante Linneu Gomes s/n

Portaria 3,

Prédio 7 Jardim Aeroporto

04626-020 São Paulo – SP Brazil

Subject:           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Program

Reference:       Purchase Agreement No2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-800 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.         Definitions.

“Escalation Notice” means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

“Program Aircraft” means each Aircraft specified in Article 2 of this Letter Agreement.

2.         Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft in Table 5, Table 6, Table 8 through Table 11,  Table 13 and Table 14 of the Purchase Agreement are Program Aircraft under the terms of this Letter Agreement.  Should Customer exercise its right of substitution such that a Program Aircraft shall become a model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft, such model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft will become Program Aircraft under the terms of this Letter Agreement.

6-1162-DME-1104                                                                                                                                                 Page 2

GAC Inc.

PA2910                                                                                                                                                                      SA-21

6-1162-DME-1104                                                                                                                                                 Page 3

GAC Inc.

3.         Escalation Forecast.

Boeing will release an escalation forecast in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of each year based on Boeing’s [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] escalation formula.  Only one escalation forecast shall be used to conduct the escalation analysis performed in accordance with Article 4.1, below, for a given Program Aircraft.  The escalation forecast applicable to a given Program Aircraft is set forth in Attachment A.

4.         Greater than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Cumulative Annual Escalation.

4.1       If the escalation forecast, as set forth in Article 3, above, projects a cumulative annual escalation factor that [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] escalation factor, as set forth in Attachment B for Table 5 and Table 6 aircraft or Attachment C for Table 8 through Table 11, Table 13 and Table 14 aircraft, for the scheduled delivery month of any Program Aircraft that is scheduled to deliver within the time period applicable to such escalation forecast, as set forth in Attachment A, then Boeing shall issue an Escalation Notice to the Customer by the date set forth in Attachment A.  Such Escalation Notice shall, in Boeing's sole discretion, either:

4.1.1    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] applicable to the Airframe Price and Optional Features Prices for such affected Program Aircraft to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as set forth in the Attachment B or C as applicable; or

4.1.2    provide Customer with the option of either: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.2       Customer shall notify Boeing in writing of its election to exercise the option contained in Article 4.1.2(i) or 4.1.2(ii) above within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]of its receipt of the Escalation Notice from Boeing.  In the event Customer exercises its option in accordance with Article 4.1.2(ii) above, then: (i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

PA2910                                                                                                                                                                      SA-21

6-1162-DME-1104                                                                                                                                                 Page 4

GAC Inc.

4.3       [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.4       Should Customer fail to issue any notice to Boeing in accordance with Article 4.2 above, then the Escalation Adjustment for the Airframe Price and Optional Features Prices for such Program Aircraft shall be calculated in accordance with Supplemental Exhibit AE1.

PA2910                                                                                                                                                                      SA-21

6-1162-DME-1106R1

GAC, Inc.

Praça Comandante Linneu Gomes s/n

Portaria 3

Prédio 7 Jardim Aeroporto

04626-020 São Paulo - SP Brazil

Subject:           Aircraft Model Substitution

Reference:       Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-800 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer anticipates that it will, in the future, have necessity to operate both model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft, with each of the aircraft to be discretely defined per the below described categories (collectively, the Substitute Aircraft).

1.         Specific Model and Configuration.

Customer may, subject to the terms and conditions further described in this letter agreement, substitute for an earlier firm contracted Model 737-800 Aircraft, any one of the following:

(i)         the purchase of Boeing Model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft in a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] configuration ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Substitution Aircraft), for any Aircraft delivering in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or later,

P.A. No. 2910                                                                                                                                                              GOT

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(ii)        the purchase of Boeing Model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft in a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] configuration ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Substitute Aircraft) in place of any of the Table 4 and Table 9 through Table 11, Table 13 and Table 14, Model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft,

(iii)       the purchase of Boeing Model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft in a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] configuration ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Substitute Aircraft) in place of any of the Table 4 and Table 9 through Table 11, Table 13 and Table 14, Model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft.

P.A. No. 2910                                                                                                                                                              GOT

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6-1162-DME-1106R1                                                                                                                     Page 2

2.         Customer’s Written Notice.

Customer will provide written notice of its intention to substitute the purchase of an Aircraft, delivering in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or later, with the purchase of one of the three (3) above described Substitute Aircraft;

            (a)        no later than the first day of the month that is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the scheduled month of delivery of the Aircraft for which it will be substituted, provided that such Substitute Aircraft has a defined configuration that has been previously approved by Boeing and Customer or,

            (b)        no later than the first day of the month that is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the scheduled month of delivery of the Aircraft for which it will be substituted, if a Substitute Aircraft does not have a defined configuration that has been previously approved by Boeing and Customer.

3.         Boeing’s Production Capability.

Customer’s substitution right is conditioned upon Boeing’s having production capability for the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted.

Boeing will tentatively quote delivery positions for Substitute Aircraft to allow Customer to secure quotes from Buyer Furnished Equipment vendors, and Boeing to secure quotes from Seller Furnished Equipment vendors which supports the required on-dock dates.  If Boeing is unable to manufacture the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

4.         Definitive Agreement.

Customer’s substitution right and Boeing’s obligation in this Letter Agreement are further conditioned upon Customer’s and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within thirty (30) days of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2 above.

5.         Price and Advance Payments.

The Airframe Base Price, Optional Features Prices, Engine Prices and Aircraft Basic Price will be adjusted to Boeing’s and the engine manufacturer’s [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft.  The escalation indices and methodology used to estimate the Advance Payment Base Prices will be adjusted to Boeing’s and the engine manufacturer’s [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] provisions for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft.

P.A. No. 2910                                                                                                                                                              GOT

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6-1162-DME-1106R1                                                                                                                     Page 2

P.A. No. 2910                                                                                                                                                              GOT

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6-1162-DME-1274

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GAC, Inc.

Praça Comandante Linneu Gomes s/n

Portaria 3

Prédio 7 Jardim Aeroporto

04626-020 São Paulo - SP Brazil

Subject:          Option Aircraft

Reference:    Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8EH aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            Right to Purchase Option Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 through Table 13 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Model 737-8EH aircraft as option aircraft (Option Aircraft).

2.            Delivery.

The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Option Aircraft delivery positions, by calendar quarter, are as described below:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.            Configuration.

PA 2910

BOEING PROPRIETARY

6-1162-DME-1274

3.1      Subject to the provisions of Article 3.2, below, the configuration for the Option Aircraft will be the Detail Specification for model 737-8EH  aircraft at the revision level in effect at the time of Definitive Agreement (as defined below).  Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the Option Exercise Date (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2      Boeing reserves the right to configure the Option Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.

4.            Price.

4.1      For informational purposes, the Airframe Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft is illustrated in the Attachment to this letter agreement using [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  The Airframe Price identified in the Attachment may be adjusted by Boeing for the prices associated with any changes incorporated by Boeing into the configuration specification for the basic 737-800 aircraft between the date of execution of this letter agreement and the date of execution of the definitive purchase agreement for the Option Aircraft.  The Optional Features Prices for the Option Aircraft will be priced in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as of the date of execution of the definitive purchase agreement for the Option Aircraft and then adjusted to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as the Airframe Price, in accordance with the escalation indices Boeing uses to establish the base year Airframe Price for its aircraft.  The resulting Airframe Price and Optional Features Prices and Aircraft Basic Price, after execution of the definitive purchase agreement for the Option Aircraft, for each of the Option Aircraft will escalate in accordance with Letter Agreement No.
6-1162-DME-1104.

4.2      The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement for the Option Aircraft.

5.            Payment.

PA 2910

BOEING PROPRIETARY

6-1162-DME-1274

5.1      Customer will pay a non-refundable option deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Option Deposit), on the date of execution of this Letter Agreement.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.2      At Definitive Agreement for the Option Aircraft, advance payments will be payable as specified in the Purchase Agreement.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.            Option Exercise.

Customer may exercise an option by giving written notice to Boeing on or before the date [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the first day of the quarter listed in the Attachment (Option Exercise Date).  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.            Boeing Call Rights.

The Option Aircraft delivery dates identified in the Attachment are subject to a call notice by Boeing (Call Options).  Prior to the Option Exercise Date, Boeing may exercise its Call Options during the following specified time periods, for the respective indicated Option Aircraft, during which Boeing may provide to Customer written notice that such Call Option(s) must be exercised by Customer within thirty (30) days of Boeing’s written notice:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.            Definitive Agreement.

Following Customer’s exercise of an option and Boeing’s confirmation of delivery position(s) the parties will sign a definitive agreement for the purchase of such Option Aircraft (Definitive Agreement) within thirty (30) calendar days of such exercise.   The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement.  In the event the parties have not entered into a Definitive Agreement within thirty (30) days following option exercise, either party may terminate the option to purchase such Option Aircraft by giving written notice to the other within five (5) days.  If Customer and Boeing fail to enter into the Definitive Agreement, Boeing will retain the Option Deposit for that Option Aircraft and shall have no further obligation with respect to that Option Aircraft.

PA 2910

BOEING PROPRIETARY

6-1162-DME-1274

9.            Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

10.         Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January, 2011

GAC, Inc.

By

Its

PA 2910

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1167-DME-1339

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:           Special Matters – Table 14 Aircraft

Reference:       Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8EH aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, and reflects the mutual agreement of the parties concerning certain business considerations pertaining to the Table 14 Aircraft.  All below described business considerations that are in US Dollars and are each limited to the terms and conditions described in Letter Agreement No. 6-1162-DME-1104 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Program, as it may or may not apply to specific aircraft.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.  Basic Credit Memorandum

(a)  The Basic Credit Memoranda associated with the purchase of the Table 14 model 737-800 Aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per aircraft, subject to escalation to the time of Aircraft delivery.

(b)  Should Customer choose to exercise its substitution rights for a Table 14, model 737-800 Aircraft to become a model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft, the associated Basic Credit Memorandum applicable to each such substitution aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per aircraft, subject to escalation to the time of aircraft delivery.

PA 2910

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                                                 BOEING PROPRIETARY

  6-1167-DME-1339

Such Basic Credit Memoranda will be issued concurrently with the delivery of each Aircraft, may not be assigned without Boeing’s expressed consent, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.  Promotional & Communication Support

(a)  Boeing will provide Customer promotional and communication support as a credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 14 model 737-800 Aircraft, subject to escalation to the time of each Aircraft delivery.

(b)  Should Customer choose to exercise its substitution rights for a Table 14 model 737-800 Aircraft to become a model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft, the promotional and communication support credit memorandum applicable to each such substitution aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per aircraft, subject to escalation to the time of aircraft delivery.

All such credit memoranda will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing’s expressed consent, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.  Customer Support – Training

(a)  Boeing will provide Customer with a special customer support credit memoranda [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 14 model 737-800 Aircraft, subject to escalation to the time of each Aircraft delivery.

(b)  Should Customer choose to exercise its substitution rights for a Table 14, model 737-800 Aircraft to become a model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft, the special customer support credit memorandum applicable to each such substitution aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per aircraft, subject to escalation to the time of aircraft delivery.

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BOEING PROPRIETARY

  6-1167-DME-1339

All such credit memoranda will be issued concurrently with the delivery of each Aircraft, may not be assigned without Boeing’s expressed consent, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.  Model 737-800 Performance Improvements

Boeing will provide Customer a special model 737-800 Performance Improvement credit memoranda, to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 14, model 737-800 Aircraft, subject to escalation to the time of Aircraft delivery.

Such model 737-800 Performance Improvement credit memoranda will be issued concurrently with the delivery of each Aircraft, may not be assigned without Boeing’s expressed consent, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.  Aircraft Market Adjustment

Boeing will provide Customer a special Market Adjustment credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 14, model 737-800 Aircraft, subject to escalation to the time of Aircraft delivery.

Such credit memoranda will be issued concurrently with the delivery of each Aircraft, may not be assigned without Boeing’s expressed consent, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.  Special Fleet Volume Acknowledgement

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BOEING PROPRIETARY

  6-1167-DME-1339

(a)  Boeing will provide Customer with a Special Fleet volume credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 14 model 737-800 Aircraft, subject to escalation to the time of Aircraft delivery.

(b)  Should Customer choose to exercise its substitution rights for a Table 14 model 737-800 Aircraft to become a model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft, the Special Fleet volume credit memorandum applicable to each such substitution aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per aircraft, subject to escalation to the time of aircraft delivery.

Such special fleet volume credit memoranda will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing’s expressed consent, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.  Special Feature  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(a)  Boeing will provide Customer a Special Feature [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] credit memoranda in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 14, model 737-800 aircraft, subject to escalation to the time of each Aircraft delivery.

(b)  Should Customer choose to exercise its substitution rights for a Table 14, model 737-800 Aircraft to become a model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft, the Special Feature - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] credit memorandum applicable to each such substitution aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per aircraft, subject to escalation to the time of aircraft delivery.

PA 2910

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BOEING PROPRIETARY

  6-1167-DME-1339

Such Special Feature - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] credit memoranda will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing’s expressed consent, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.  Special Fleet Growth Consideration

Boeing will provide Customer a Special Fleet Growth Credit Memoranda associated with the purchase of the Table 14 aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 14 Aircraft, subject to escalation to the time of Aircraft delivery.

Such Special Fleet Growth Credit Memoranda will be issued concurrently with the delivery of each Aircraft, may not be assigned without Boeing’s expressed consent, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

9.  New Sub-Type Model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Credit Memorandum

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing will provide Customer a special New Sub-Type Model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Credit Memorandum associated with the purchase of each Table 14 Substitute Aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] subject to escalation to the time of aircraft delivery.

Such Credit Memoranda will be issued concurrently with the delivery of each Substitute Aircraft, may not be assigned without Boeing’s expressed consent [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

10.  New Customer Credit Memorandum

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BOEING PROPRIETARY

  6-1167-DME-1339

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing will provide a special Model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Credit Memorandum associated with the purchase of each Table 14 Substitute Aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] subject to escalation to the time of aircraft delivery.

Such Credit Memoranda will be issued concurrently with the delivery of each Substitute Aircraft, may not be assigned without Boeing’s expressed consent[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

11.  Special Boeing Allowance  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(a)  Boeing will provide Customer with a special [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] credit memoranda, applicable to the Table 14 model 737-800 Aircraft, in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(b)  Should Customer choose to exercise its substitution rights for a Table 14 model 737-800 Aircraft to become a model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft, the Special Boeing Allowance [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] credit memorandum applicable to each such substitution aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per aircraft, subject to escalation to the time of aircraft delivery.

Such credit memoranda will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing’s expressed consent [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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BOEING PROPRIETARY

  6-1167-DME-1339

12.  Special Base Pricing Credit Memorandum

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing will provide Customer a Special Base Pricing Credit Memoranda associated with the purchase of the Model 737-800 Table 14 Aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per each Aircraft, subject to escalation to the time of Aircraft delivery.

Such Credit Memoranda will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing’s expressed consent, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

13.  Model 737 Aircraft – Multi Sub-model Credit Memorandum

(a)  Boeing will provide Customer with a special Model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Multi Sub-model credit memoranda, applicable to the Table 14 model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft, in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] subject to escalation to the time of Aircraft delivery.

(b)  Should Customer choose to exercise its substitution rights for a Table 14 model 737-800 Aircraft to become a model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft, the Special Model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Multi Sub-model credit memorandum applicable to each such substitution aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per aircraft, subject to escalation to the time of aircraft delivery.

Such credit memoranda will be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing’s expressed consent[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

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BOEING PROPRIETARY

  6-1167-DME-1339

14.  Model [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]Customer

Boeing will provide Customer a Special Model [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Customer Credit Memoranda associated with signed agreement to purchase Agreement No. 3780 and the purchase of the Table 14 model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 14 Aircraft, subject to escalation to the time of Aircraft delivery.

Such Model [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Customer Credit Memoranda will be issued concurrently with the delivery of each Aircraft, may not be assigned without Boeing’s expressed consent [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

15.  Configuration Flexibility Credit Memorandum

(a)        To assist Customer with its model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] fleet configuration and flight schedule flexibility in a special way, Boeing will provide Customer with a Configuration Flexibility Credit Memorandum in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 14 Aircraft, subject to escalation to the time of Aircraft delivery.  Customer may elect to receive this special credit memorandum, in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 14 Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; 1) Customer’s signature acceptance of this Supplemental Agreement No. 21, and 2) Boeing’s receipt of the requisite funds to re-establish the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] definitive agreement payment requirement under this Supplemental Agreement No. 21, and 3) Customer’s signature acceptance of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

PA 2910

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(b)        Should Customer choose to exercise its substitution rights for a Table 14 model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft to become a model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft, the Configuration Flexibility Credit Memorandum applicable to each such substitution aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per aircraft, subject to escalation to the time of aircraft delivery.

(c)        Customer may elect to receive this special credit memorandum, in the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 14 Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], 1) Customer’s signature acceptance of this Supplemental Agreement No. 21, and 2) Boeing’s receipt of the requisite funds to re-establish the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] definitive agreement payment requirement under this Supplemental Agreement No. 21, and 3) Customer’s signature acceptance of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and 4) Customer’s notice to Boeing to exercise its substitution rights for a Table 14 model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft to become a model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft.

(d)       Customer has until [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]to notify Boeing of its election to receive the Configuration Flexibility Credit Memorandum [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  If Customer elects to receive the credit memorandum [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Customer must also decide if it will substitute any Aircraft into Substitution Aircraft.  All Aircraft and Substitution Aircraft will be treated the same, either all the Aircraft or Substitution Aircraft will receive the Configuration Flexibility Credit Memorandum escalated to delivery or they will all receive the credit memorandum in advance.

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(e)        Such credit memoranda will otherwise be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing’s expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

16.  Special Boeing Allowance Credit Memorandum

(a)        [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing will provide Customer with a Special Boeing Allowance Credit Memorandum in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 14 Aircraft, subject to escalation to the time of Aircraft delivery.  Customer may elect to receive this special credit memorandum, in the fixed amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 14 Aircraft, immediately upon; 1) Customer’s signature acceptance of this Supplemental Agreement No. 21, and 2) Boeing’s receipt of the requisite funds to re-establish the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] definitive agreement payment requirement under this Supplemental Agreement No. 21, and 3) Customer’s signature acceptance of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(b)        Should Customer choose to exercise its substitution rights for a Table 14 model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft to become a model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft, the Special Boeing Allowance Credit Memorandum applicable to each such substitution aircraft will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per aircraft, subject to escalation to the time of aircraft delivery.

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(c)        Customer may elect to receive this special credit memorandum, in the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Table 14 Aircraft, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; 1) Customer’s signature acceptance of this Supplemental Agreement No. 21, and 2) Boeing’s receipt of the requisite funds to re-establish the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] definitive agreement payment requirement under this Supplemental Agreement No. 21, and 3) Customer’s signature acceptance of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and 4) Customer’s notice to Boeing to exercise its substitution rights for a Table 14 model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft to become a model 737-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft.

(d)       Customer has until [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to notify Boeing of its election to receive Special Boeing Allowance Credit Memorandum [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Aircraft.  If Customer elects to receive the credit memorandum [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Customer must also decide if it will substitute any Aircraft into Substitution Aircraft.  All Aircraft and Substitution Aircraft will treated the same, either all the Aircraft or Substitution Aircraft will receive the Special Boeing Allowance Credit Memorandum escalated to delivery or they will all receive the credit memorandum [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

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(e)        Such credit memoranda will otherwise be issued concurrently with the delivery of each of the Aircraft, may not be assigned without Boeing’s expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

17.  Assignment

The Credit Memoranda described in this Letter Agreement are provided as a special financial accommodation to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

18.  Confidential Treatment

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement are considered by both Customer and Boeing as confidential.  Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By _________________________

PA 2910

Special Matters

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Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date :                                       2012

GAC INC.

By _________________________    By _________________________

Its                                                         Its

Witness                                                Witness

Special Matters

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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-02910-LA-1209208

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Special Considerations Addressing Current Fleet [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:    Purchase Agreement No. PA-2910 (Purchase Agreement) between The Boeing Company (Boeing) and VRG Linhas Aereas S.A. (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, and reflects the mutual agreement of the parties concerning certain business considerations provided with respect to the Customer’s Model 737-8EH aircraft (737-8EH Aircraft).

The considerations defined in this Letter Agreement are provided to Customer in recognition of the execution of Purchase Agreement 3780 for 737-8 and Customer’s purchase of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] incremental NG Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and thereafter Customer fully performing all of the obligations as set forth in the Purchase Agreement and Purchase Agreement 3780 for 737-8.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.                  737-800 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

In consideration of Customers purchase of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 737-8 Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] NG Aircraft, Boeing commits to bring to fruition a program to improve the 737-800 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] so that the 737-8EH Aircraft can be modified and certified to allow between [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] passengers and baggage (at a weight of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Kilograms per passenger and baggage) for take-off and landing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for all of the purchased 737-8EH Aircraft in Customer’s fleet as well as 737-8EH Aircraft Customer has under firm contract with Boeing at execution of the Purchase Agreement.

GOT-PA-2910-LA-1209208

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Boeing commits that the in production changes required to accomplish this task will be provided at a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Aircraft, in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] dollars.  The following tasks have been identified:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

It is anticipated that the various production configuration options and post production service bulletins and kits will be defined so that Boeing can, upon Customer’s request, offer proposals to Customer as soon as [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.  Assignment

The considerations provided in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft and incremental 737-8EH Aircraft at time of delivery and becoming the operator of the Aircraft.  This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

GOT-PA-2910-LA-1209208

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3.  Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.  In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the Launch Customer Credit Memorandum contained in paragraph 4 above, in the event of any unauthorized disclosure by Customer.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

GOT-PA-2910-LA-1209208

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2012

GAC INC.

By _________________________          By _________________________

Its                                                                    Its

Witness                                                          Witness

GOT-PA-2910-LA-1209208

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Airframe Model/MTOW:		737-800	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Engine Model/Thrust:		CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:
Airframe Price:				Engine Price Base Year/Escalation Formula:			N/A	N/A
Optional Features:
Sub-Total of Airframe and Features:				Airframe Escalation Data:
Engine Price (Per Aircraft):				Base Year Index (ECI):			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Basic Price (Excluding BFE/SPE):				Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Deposit per Aircraft:

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)		Price Per A/P	1%	4%	5%	30%
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]				[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Total:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])

Airframe Model/MTOW:		737-800	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Engine Model/Thrust:		CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:
Airframe Price:				Engine Price Base Year/Escalation Formula:			N/A	N/A
Optional Features:
Sub-Total of Airframe and Features:				Airframe Escalation Data:
Engine Price (Per Aircraft):				Base Year Index (ECI):			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Basic Price (Excluding BFE/SPE):				Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Refundable Deposit/Aircraft at Proposal Accept:

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)		Price Per A/P	1%	4%	5%	30%
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]				[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Total:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Airframe Model/MTOW:		737-800	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Engine Model/Thrust:		CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:
Airframe Price:				Engine Price Base Year/Escalation Formula:			N/A	N/A
Optional Features:
Sub-Total of Airframe and Features:				Airframe Escalation Data:
Engine Price (Per Aircraft):				Base Year Index (ECI):			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Basic Price (Excluding BFE/SPE):				Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Deposit per Aircraft:

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)		Price Per A/P	1%	4%	5%	30%
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]				[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Total:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Airframe Model/MTOW:		737-800	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Engine Model/Thrust:		CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:
Airframe Price:				Engine Price Base Year/Escalation Formula:			N/A	N/A
Optional Features:
Sub-Total of Airframe and Features:				Airframe Escalation Data:
Engine Price (Per Aircraft):				Base Year Index (ECI):			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Basic Price (Excluding BFE/SPE):				Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Deposit per Aircraft:

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)		Price Per A/P	1%	4%	5%	30%
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]				[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Total:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Exhibit A-7 to Purchase Agreement No. 2910	2011 $
	Table 14 Aircraft	Price
CR	Title	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

GAC INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 2910

P.A. No. 2910 BFE1-GOT                                                                                                              Supp Exhibit BFE-1
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BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8EH AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.         Supplier Selection.

            Customer will:

            1.1       Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

                        Galley System                                                 Complete 2005

                        Galley Inserts                                                  Complete 2005

                        Seats (passenger)                                             Complete 2005

                        Cabin Systems Equipment                              Complete 2005

                        Miscellaneous Emergency Equipment            Complete 2005

                        Cargo Handling Systems                                ****N/A****

2.         On-dock Dates

 On or before March 2005, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE.  For planning purposes, a preliminary BFE on-dock schedule is set forth in the table below:

P.A. No. 2910 BFE1-GOT                                                                                                              Supp Exhibit BFE-1                                           Supp Exhibit BFE-1
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For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Electronics	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
June 2006	1	4/19/06	10/14/05	08/21/05	10/14/05	7/11/05	NA	NA	NA

June 2006: Early roll out to support flight test r/o 11/7/05; * Emergency floor lighting will be deferred until after flight test. All other cabin lighting and emergency egress lighting will be fully operational per flight test requirements. Estimated deferred on-dock date for floor lighting 2/19/06; * All carpets and seat track covers will be deferred until after flight test is complete. Estimated on-dock 1/9/06

July 2006	2	5/22/06	5/15/06	5/15/06	5/15/06	02/09/06	NA	NA	NA
Aug 2006	2	6/22/06	6/15/06	4/21/06	6/15/06	3/13/06	NA	NA	NA
Sep 2006	2	07/24/06	7/17/06	5/24/06	7/17/06	4/10/06	NA	NA	NA
Oct 2006	2	8/24/06	8/17/06	6/24/06	8/17/06	5/11/06	NA	NA	NA
Nov 2006	2	9/22/06	9/15/06	7/21/06	9/17/06	6/9/06	NA	NA	NA
Mar 2007	1	1/23/07	1/16/07	11/23/06	1/16/07	9/21/06	NA	NA	NA
Apr 2007	1	2/20/07	2/13/07	1/16/07	2/13/07	10/30/06	NA	NA	NA
Jul 2007	2	5/23/07	5/16/07	3/23/07	5/16/07	2/9/07	NA	NA	NA
Aug 2007	2	6/22/07	6/15/07	4/23/07	6/15/07	3/13/07	NA	NA	NA
Sep 2007	1	7/21/07	7/14/07	5/21/07	7/14/07	4/9/07	NA	NA	NA
Oct 2007	3	8/27/07	8/20/07	6/27/07	8/20/07	5/14/07	NA	NA	NA
Nov 2007	2	9/24/07	9/17/07	7/24/07	9/17/07	6/11/07	NA	NA	NA
Dec 2007	2	10/24/07	10/17/07	9/24/07	10/17/07	7/12/07	NA	NA	NA
Jan 2008	2	11/22/07	11/15/07	11/15/07	11/15/07	8/10/07	NA	NA	NA
Apr 2008	2	2/25/08	2/18/08	1/2/08	2/18/08	11/3/07	NA	NA	NA
Jul 2008	1	5/22/08	5/15/08	3/21/08	5/15/08	2/8/08	NA	NA	NA
Aug 2008	2	6/24/08	6/17/08	4/24/08	6/17/08	3/14/08	NA	NA	NA
Sep 2008	1	7/23/08	7/16/08	5/23/08	7/16/08	4/9/08	NA	NA	NA
Nov 2008	2	9/23/08	9/16/08	7/23/08	9/16/08	5/12/08	NA	NA	NA
Feb 2009	2	12/16/08	12/9/08	10/16/08	12//9/08	9/2/08	NA	NA	NA
Mar 2009	1	1/22/09	1/15/09	11/21/09	1/15/09	9/30/08	NA	NA	NA
May 2009	1	3/23/09	3/16/09	1/23/09	3/16/09	12/2/09	NA	NA	NA
Jul 2009	2	5/22/09	5/15/09	3/23/09	5/15/09	2/6/09	NA	NA	NA
Aug 2009	1	6/24/09	6/17/09	6/17/09	6/17/09	3/13/09	NA	NA	NA
Sep 2009	2	7/24/09	7/17/09	5/26/09	7/17/09	4/10/09	NA	NA	NA
Oct 2009	2	8/24/09	8/17/09	6/23/09	8/17/09	5/11/09	NA	NA	NA
Nov 2009	1	9/22/09	9/15/09	7/22/09	9/15/09	6/9/09	NA	NA	NA
Dec 2009	3	10/23/09	10/16/09	8/17/09	10/16/09	8/7/09	NA	NA	NA
Jan 2010	1	11/18/09	11/11/09	9/18/09	11/11/09	8/6/09	NA	NA	NA
May 2010	2	3/24/10	3/17/10	1/25/10	3/17/10	12/2/09	NA	NA	NA
Aug 2010	1	6/22/10	6/15/10	4/22/10	6/15/10	3/10/10	NA	NA	NA
Sep 2010	1	7/22/10	7/15/10	5/14/10	7/15/10	4/8/10	NA	NA	NA
Oct 2010	1	8/23/10	8/16/10	6/23/10	8/16/10	5/10/10	NA	NA	NA
Nov 2010	1	9/22/10	9/15/10	7/22/10	9/15/10	6/9/10	NA	NA	NA
May 2011	1	3/23/11	3/16/11	1/24/11	3/16/11	12/1/10	NA	NA	NA
Jun 2011	2	4/22/11	4/15/11	2/24/11	4/15/11	1/11/11	NA	NA	NA
Aug 2011	2	6/23/11	6/16/11	4/25/11	6/16/11	3/11/11	NA	NA	NA
Sep 2011	1	7/21/11	7/14/11	5/20/11	7/14/11	4/7/11	NA	NA	NA
Oct 2011	2	8/24/11	8/17/11	6/24/11	8/17/11	5/11/11	NA	NA	NA
Nov 2011	1	9/22/11	9/15/11	7/22/11	9/15/11	6/9/11	NA	NA	NA
Feb 2012	1	12/14/11	12/7/11	10/14/11	12/7/11	8/30/11	NA	NA	NA
Jul 2012	1	5/22/12	5/15/12	3/22/12	5/15/12	2/9/12	NA	NA	NA
Aug 2012	1	6/21/12	6/14/12	4/23/12	6/14/12	3/9/12	NA	NA	NA

P.A. No. 2910 BFE1-GOT                                                                                                              Supp Exhibit BFE-1                                           Supp Exhibit BFE-1
SA-21

BOEING PROPRIETARY

BOEING PROPRIETARY

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
Sep 2012	0	7/23/2012	7/16/2012	5/23/2012	7/16/2012	7/6/2012	7/16/2012	4/9/2012	NA	NA	NA
Oct 2012	0	8/23/2012	8/16/2012	6/22/2012	8/16/2012	8/16/2012	8/16/2012	5/10/2012	NA	NA	NA
Nov 2012	1	9/20/12	9/13/12	7/20/12	9/13/12	9/13/12	9/13/12	6/7/12	NA	NA	NA
Dec 2012	2	10/24/12	10/17/12	8/24/12	10/17/12	10/17/12	10/17/12	7/12/12	NA	NA	NA
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 2910 BFE1-GOT                                                                                                              Supp Exhibit BFE-1                                           Supp Exhibit BFE-1
SA-21

BOEING PROPRIETARY

BOEING PROPRIETARY

3.                  Additional Delivery Requirements

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.  In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request,  Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below.  Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.